Exhibit 99.1

FOR IMMEDIATE RELEASE

RB Global Appoints Steve Lewis as Chief Operating Officer

WESTCHESTER, IL, Aug. 28, 2024 – RB Global, Inc. (NYSE: RBA) (TSX: RBA), the trusted global marketplace for insights, services and transaction solutions for commercial assets and vehicles, today announced the appointment of Steve Lewis as Chief Operating Officer, effective Sept. 3, 2024. Mr. Lewis brings extensive senior leadership experience in operations and supply chain management, as well as a honed approach to driving business growth through operational excellence.

“Steve has a proven track record of developing and deploying operating systems that support profitable growth and performance in a variety of industry verticals worldwide,” said Jim Kessler, CEO of RB Global. “His diverse experience, commitment to speed of delivery, and ability to scale efficient operations will add significant value to our leadership team as we continue to focus on our partners and instill operating excellence across the organization. On behalf of the Board and management team, I am delighted to welcome him to the company.”

“Quarter after quarter, RB Global has demonstrated its ongoing commitment to operational excellence to drive growth and create meaningful value for the business,” said Mr. Lewis. “Together with Jim and the rest of the leadership team, I look forward to taking an active role in delivering on that mission for all of RB Global’s customers, clients, partners and team members.”

Prior to RB Global, Mr. Lewis served as Division President at GXO Logistics, where he was responsible for the operational processes, technological capabilities and safety standards at more than 120 distribution centers – across numerous verticals and products – including industrial, manufacturing and automotive. He also previously held leadership positions at XPO Logistics, a leading provider of freight transportation services, and Penn Power Group, a provider of fleet services for highway equipment, transport refrigeration and power generation. Mr. Lewis is a retired U.S. Naval Officer, with over 20 years of operations and supply chain experience in the areas of product development, continuous improvement and lifecycle logistics.

Mr. Lewis is a member of the Supply Chain Advisory Board at the University of Kansas. He holds an undergraduate degree from Chaminade University and a Master of Managerial Economics from the University of Oklahoma.

About RB Global

RB Global, Inc. (NYSE: RBA) (TSX: RBA) is a leading, omnichannel marketplace that provides value-added insights, services and transaction solutions for buyers and sellers of commercial assets and vehicles worldwide. Through its auction sites in 14 countries and digital platform, RB Global serves customers in more than 170 countries across a variety of asset classes, including automotive, commercial transportation, construction, government surplus, lifting and material handling, energy, mining and agriculture. The company’s marketplace brands include Ritchie Bros., the world’s largest auctioneer of commercial assets and vehicles offering online bidding, and IAA, a leading global digital marketplace connecting vehicle buyers and sellers. RB Global’s portfolio of brands also includes Rouse Services, which provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers’ management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; Xcira, a leader in live simulcast auction technologies; and VeriTread, an online marketplace for heavy haul transport.

Forward-Looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and Canadian securities laws. Forward-looking statements are typically identified by such words as “aim”, “anticipate”, “believe”, “could”, “continue”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “plan”, “potential”, “predict”, “will”, “anticipates”, “should”, “would”, “could”, “likely”, “generally”, “future”, “long-term”, “foresees”, “estimates”, “opportunity” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. These statements are based on our current expectations and estimates about our business and markets, and may include, among others, statements relating to the appointment of M. Steve Lewis as Chief Operating Officer, our future strategy, objectives, targets, projections and performance and other statements that are not historical facts. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RB Global’s common shares. Therefore, you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. While RB Global’s management believes the assumptions underlying these forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond RB Global’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: our results of operations, strategy and plans; potential adverse reactions or changes to our business or employee relationships; our ability to integrate acquisitions (including IAA, Inc. ), the diversion of management time on transaction-related issues; the ability of RB Global to retain and hire key personnel and employees; the significant costs associated with the merger; the outcome of any legal proceedings that could be instituted against RB Global; changes in capital markets and the ability of the company to generate cash flow and/or finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RB Global to meet financial forecasts and/or KPI targets; legislative, regulatory and economic developments affecting the business of RB Global; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RB Global operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RB Global’s response to any of the aforementioned factors. Other risks that could cause actual results to differ materially from those described in the forward-looking statements are included in RB Global’s periodic reports and other filings with the Securities and Exchange Commission (“SEC”) and/or applicable Canadian securities regulatory authorities, including the risk factors identified under Part I, Item 1A “Risk Factors” in RB Global’s most recent Annual Report on Form 10-K for the year ended December 31, 2023. The forward-looking statements included in this release are made only as of the date hereof. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. RB Global does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

RB Global Contacts
Media Inquiries:	Analyst Inquiries:
Val Alitovska | RB Global, Inc. Director, Corporate Communications (312) 505-9900 valitovska@rbglobal.com	Sameer Rathod | RB Global, Inc. VP, Investor Relations/Market Intelligence (510) 381-7584 srathod@rbglobal.com